--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                              Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                 June 30, 1997
--------------------------------------------------------------------------------

Report Highlights
================================================================================

Blue Chip Growth Fund

* Favorable economic data and strong corporate earnings in the first half helped sustain strong performance in the stock market, especially in large-cap, blue chip stocks.

* For the six-month period ended June 30, the fund's strong return outperformed its Lipper peer group average but trailed the S&P 500. * Many holdings in the consumer products, financial, and technology industries contributed to performance. However, sharp losses in certain individual stocks, such as 3Com, prevented even higher gains.

* The fund continued to build positions in some large existing holdings and also initiated several positions.

* Although the stock market's pace must inevitably slow, positive economic news and steady corporate earnings should continue to benefit investments in well-managed, reasonably priced blue chip companies.

Fellow Shareholders
================================================================================

     The U.S. stock market posted robust gains in the first half of 1997, accentuating the consistent strength the market has demonstrated throughout the past year. These gains were supported by economic data and market fundamentals that were quite positive. Large-capitalization, blue chip stocks were among the best performers.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/97                  6 Months        12 Months
--------------------------------------------------------------------------------
Blue Chip Growth Fund                     15.48%           32.59%
S&P 500                                   20.61            34.70
Lipper Growth Funds Average               14.28            23.96
================================================================================

     In this favorable environment, your fund continued to perform reasonably well. For the six months ended June 30, the Blue Chip Growth Fund outperformed its peer group average but lagged the overall stock market, as measured by the unmanaged Standard & Poor's 500 Stock Index. For the 12-month period, your fund outpaced the peer group average significantly and trailed the S&P 500 by a narrow margin.

MARKET ENVIRONMENT
================================================================================

     The U.S. stock market surprised many investors with its consistent strength. The S&P 500's double-digit percentage gain in the first half of 1997 comes on the heels of consecutive gains of more than 37% in 1995 and 22% in 1996. No immediate concerns appeared to interrupt this advance: inflation and interest rate data, mutual fund inflows, and corporate earnings remained favorable.

     Long-term interest rates have begun to moderate, falling below 6.75% recently. In prior letters we warned that economic growth might be accelerating above the Federal Reserve's comfort level. While some data support this thesis, other information, including slowing factory orders and retail sales, point to an economy growing at a controlled pace. Crop and related food prices are benign; certain food categories have even exhibited deflation. Energy prices have also declined, with crude oil recently falling below $20 per barrel.

     Although the interest rate environment has been beneficial, we remain concerned about the inconsistent economic performance of our key trading partners and a related risk to multinational companies' earnings. Japan's economy is growing only slowly. Several European economies, including Germany, are also struggling. However, even this risk could be diminishing, as many economies have begun to improve.

     We are aware that stock valuations already reflect much of this positive news. However, we continue to find quality growth companies at reasonable valuations.

PORTFOLIO REVIEW
================================================================================

     Consumer products stocks played a key role in the fund's performance. Pharmaceutical stocks have been the standouts, with PFIZER the top contributor to performance so far in 1997 and in the past 12 months. WARNER-LAMBERT, JOHNSON & JOHNSON, MERCK, SMITHKLINE BEECHAM, SCHERING-PLOUGH, and AMERICAN HOME PRODUCTS each generated meaningful gains for your fund. PEPSICO, PROCTER & GAMBLE, COLGATE-PALMOLIVE, and PHILIP MORRIS are long-term holdings that boosted performance. MEDTRONIC, the leading maker of cardiovascular devices, also performed well. In the entertainment area, CARNIVAL and DISNEY were steady, strong performers.

     Financial stocks did well as interest rates moderated. Investors focused on companies with consistent earnings growth and strong capital generation, which helped finance significant share repurchases. TRAVELERS GROUP, MELLON BANK, FREDDIE MAC, NORWEST, ACE LIMITED, AMERICAN EXPRESS, SALLIE MAE, and AMERICAN INTERNATIONAL GROUP each added meaningfully to performance.

     Manufacturing stocks were steady but potent holdings. In fact, CORNING, GE, and ALLIEDSIGNAL were among the top five performers for the first six months of 1997, and DUPONT also did well. In the energy sector, HALLIBURTON and MOBIL were strong even though a recent decline in energy prices has dampened the performance of many energy stocks.

     Although your fund has less exposure to the technology sector than the average growth fund, our technology holdings, including MICROSOFT, BMC SOFTWARE, IBM, and CISCO SYSTEMS, generated strong gains.

     We were able to find some sound investment ideas in the struggling retail sector. Drugstore holding company REVCO was recently purchased by CVS, a leading drugstore chain. CVS is generating very strong same-store sales gains, and the stock has been performing well. Building products giant HOME DEPOT and supermarket giant SAFEWAY both did well. Safeway's recent acquisition of Von's Supermarkets is already adding to earnings, and it is emerging as a well-managed, blue chip food retailer.

     [Sector Diversificaton pie chart showing: Business Services and Transportation - 9%; Capital Equipment, Process Industries, and Basic Materials
- 8%; Technology - 11%; Consumer Services and Consumer Cyclicals - 14%; Financial - 19%; Energy and Utilities - 7%; Consumer Nondurables - 23%; Reserves
- 9%]

     As always, some stocks produced disappointing results. In fact, the volatility of the market in 1997 tended to ensure that our mistakes were punished. 3COM was our largest loser, as Intel's pricing activity in the adapter card market and a slowdown in several key businesses caused the stock to decline sharply. However, the company's business has improved, and its recent merger with U.S. Robotics should allow the combined company to thrive in the networking market. We reestablished a modest position based on these developments, and the stock has performed well recently.

     IKON OFFICE SOLUTIONS (formerly Alco Standard), a leading office products company, failed to meet ambitious milestones for integrating its business and achieving efficiencies. We think this company should be able to solve its problems, but we are not adding significantly to our position until we see more tangible signs of improvement.

     BOSTON CHICKEN appeared to be one of the few restaurant companies with strong growth. However, as is often the case in the restaurant industry, its concept seems to be losing some appeal. We visited with management, and we believe they offered an assessment of business prospects that later proved to be overly optimistic. Thus, we sold our relatively small position well above current prices, but not before incurring losses.

STRATEGY
================================================================================

     Our investment strategy focuses on maintaining positions in core holdings as long as the fundamentals remain strong and the valuations are reasonable. Consequently, much of the fund's substantial cash flow continues to be invested opportunistically in existing holdings. For example, additions to Philip Morris, AlliedSignal, FIRST DATA, SARA LEE, and Mellon Bank were significant enough to be listed in the 10 largest fund purchases table following this letter.

     However, we did establish some new positions. MATTEL, the world's leading toy maker, has powerful brands, such as Barbie and Hot Wheels, that have produced strong growth for several decades. The company is successfully integrating Fisher Price and Tyco Toys and generates very strong cash flow. We purchased the stock early in 1997 when it was out of favor and it has been a very solid performer. ST. PAUL COMPANIES is a high-quality property casualty insurer with a dominant position in the medical malpractice insurance area. The company is divesting lower-returning assets, controlling expenses well, and also repurchasing stock. It is positioned to generate improved returns as the property casualty insurance industry consolidates.

     Other purchases include TEXACO, a leading oil and gas producer, which is poised to increase production at an above-average rate relative to other oil and gas producers. Efficiency improvements invarious aspects of its upstream and downstream operations, combined with strong production, could result in surprising earnings growth even if energy prices do not increase. New holding
TRIBUNE owns leading positions in the newspaper and broadcasting industries. While its ownership of key newspapers, such as the Chicago Tribune, is well recognized, its growing presence in televison broadcasting could drive double-digit earnings growth for the next several years.

OUTLOOK
================================================================================

     Stock valuations remain expensive by all conventional measures, particularly the S&P's historically low dividend yield. We are also cautious because the market and your fund have generated strong results for several consecutive years.

     However, we realize that sound investing must be driven by the outlook for the general investment environment, future company earnings, and careful selection of stocks. Considering these factors, we believe the outlook for U.S. stocks and your fund remains favorable:

* As we have consistently noted when interest rates have risen (or fallen) in the past, the threat of inflation and Fed rate hikes are real but should be kept in perspective. Economic data support the thesis that the economy is growing at a solid pace.

* Earnings growth continues to be very strong at many high-quality U.S. companies, and the valuations of selected companies remain reasonable.

* Topnotch, entrepreneurial management and sound business models at many of our holdings are major positives. Through careful management of costs and proper incentives, many of these management teams have improved the competitiveness of their businesses and also the durability and predictability of earnings.

* Many of our holdings generate significant amounts of free cash flow. Shareholder-oriented management can be trusted to use this cash to repurchase shares or make acquisitions in a manner that often enhances stock performance over time.

     While the environment appears favorable, changes in inflation, interest rates, and other key determinants of stock performance are notoriously difficult to predict. Significant surprises do occur. There is also the risk that stock valuations already reflect much of the favorable news.

     Consequently, we are attempting to invest your money with the knowledge that the market will not always go up. We strive to manage risk by investing in well-managed companies whose strong fundamentals and leading market positions are not particularly sensitive to changes in the economic environment. We also seek to buy these companies at reasonable valuations. Over the long term, we believe this approach will provide superior investment results.

Respectfully submitted,

/s/

Larry J. Puglia
President and Chairman of the Investment Advisory Committee


/s/

Thomas H. Broadus, Jr.
Executive Vice President

July 22, 1997

===============================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/97

Ten Largest Purchases
--------------------------------------------------------------------------------
Philip Morris
Mattel *
St. Paul Companies *
Texaco *
Tribune *
US West Media *
AlliedSignal
First Data
Sara Lee
Mellon Bank

Ten Largest Sales
--------------------------------------------------------------------------------
3Com
Tupperware **
CPC International **
Crown Cork & Seal
LM Ericsson **
Reynolds & Reynolds **
PMI Group **
Unisource Worldwide **
Delta Air Lines **
Schlumberger **

*    Position added
**   Position eliminated
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/97

AlliedSignal .............................................                 1.4%
Pfizer ...................................................                 1.3
First Data ...............................................                 1.3
Travelers Group ..........................................                 1.3
Philip Morris ............................................                 1.3
ACE Limited ..............................................                 1.3
Mellon Bank ..............................................                 1.3
Merck ....................................................                 1.2
Johnson & Johnson ........................................                 1.2
Corning ..................................................                 1.1
Freddie Mac ..............................................                 1.1
GE .......................................................                 1.1
Mobil ....................................................                 1.1
Citicorp .................................................                 1.0
Norwest ..................................................                 1.0
SBC Communications .......................................                 1.0
Disney ...................................................                 1.0
BMC Software .............................................                 1.0
Sara Lee .................................................                 1.0
Fannie Mae ...............................................                 0.9
Travelers Property Casualty ..............................                 0.9
Danaher ..................................................                 0.9
IBM ......................................................                 0.9
Warnaco Group ............................................                 0.9
Great Lakes Chemical .....................................                 0.9
--------------------------------------------------------------------------------
Total ....................................................                27.4%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Blue Chip Growth Fund SEC chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 6/30/97          1 Year       3 Years        Inception        Date
--------------------------------------------------------------------------------
Blue Chip Growth Fund           32.59%        28.59%           23.74%    6/30/93

     Investment return represents past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

Unaudited                                                                            For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights


                                                   6 Months             Year                                            6/30/93
                                                      Ended            Ended                                            Through
                                                    6/30/97         12/31/96         12/31/95         12/31/94         12/31/93
NET ASSET VALUE
Beginning of period .....................        $    19.06       $    15.09       $    11.11       $    11.24       $    10.00
Investment activities
    Net investment income ...............              0.07             0.14             0.16*            0.12*            0.05*
    Net realized and
    unrealized gain (loss) ..............              2.88             4.05             4.05            (0.03)            1.38
    Total from
    investment activities ...............              2.95             4.19             4.21             0.09             1.43
Distributions
    Net investment income ...............                --            (0.14)           (0.15)           (0.10)           (0.05)
    Net realized gain ...................                --            (0.08)           (0.08)           (0.12)           (0.14)
    Total distributions .................                --            (0.22)           (0.23)           (0.22)           (0.19)
NET ASSET VALUE
End of period ...........................        $    22.01       $    19.06       $    15.09       $    11.11       $    11.24
Ratios/Supplemental Data
Total return ............................             15.48%           27.75%           37.90%*           0.80%*          14.32%*
Ratio of expenses to
average net assets ......................              1.01%+           1.12%            1.25%*           1.25%*           1.25%*+
Ratio of net investment
income to average
net assets ..............................              0.86%+           0.87%            1.27%*           1.05%*           0.80%*+
Portfolio turnover rate .................              24.8%+           26.3%            38.1%            75.0%            89.0%+
Average commission
rate paid ...............................        $   0.0553       $   0.0544               --               --               --
Net assets, end of period
(in millions) ...........................        $    1,171       $      540       $      146       $       39       $       25
------------------------------------------------------------------------------------------------------------------------------------

*    Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/96.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited                                                          June 30, 1997
================================================================================
Statement of Net Assets
                                                       Shares/Par          Value

                                                                    In thousands

Common Stocks  91.1%
FINANCIAL  18.5%
Bank and Trust  6.3%
BANC ONE ........................................         175,000         $8,477
BankBoston ......................................          64,000          4,612
Chase Manhattan .................................         110,000         10,677
Citicorp ........................................         100,000         12,056
Mellon Bank .....................................         325,000         14,666
NationsBank .....................................          95,000          6,127
Norwest .........................................         210,000         11,812
Wells Fargo .....................................          21,000          5,660
                                                                          74,087

Insurance  5.4%
ACE Limited .....................................         200,000         14,775
American International Group ....................          45,000          6,722
EXEL ............................................         115,000          6,066
Mid Ocean Limited ...............................         155,000          8,128
St. Paul Companies ..............................         112,000          8,540
Travelers Property Casualty (Class A) ...........         275,000         10,965
UNUM ............................................         195,000          8,190
                                                                          63,386

Financial Services  6.8%
American Express ................................         130,000          9,685
Fannie Mae ......................................         255,000         11,124
Freddie Mac .....................................         375,000         12,891
Green Tree Financial ............................         115,000          4,097
H&R Block .......................................         180,000          5,805
Household International .........................          59,000          6,929
Money Store .....................................         250,000          7,148
Sallie Mae ......................................          50,000          6,350
Travelers Group .................................         240,333         15,156
                                                                          79,185
Total Financial .................................                        216,658

UTILITIES  1.9%
Telephone Services  1.9%
ALLTEL ..........................................         150,000          5,015
AT&T ............................................          75,000       $  2,630
SBC Communications ..............................         185,000         11,447
Sprint ..........................................          50,000          2,631
Total Utilities 21,723

CONSUMER NONDURABLES  22.3%
Cosmetics  0.2%
Gillette ........................................          30,000          2,843
                                                                           2,843

Beverages  1.0%
Coca-Cola .......................................          10,000            675
PepsiCo .........................................         285,000         10,705
                                                                          11,380

Food Processing  3.0%
Heinz ...........................................         145,000          6,688
Interstate Bakeries .............................          70,000          4,152
McCormick .......................................         100,000          2,531
Nabisco Holdings (Class A) ......................         140,000          5,583
Ralston Purina ..................................          59,000          4,849
Sara Lee ........................................         270,000         11,239
                                                                          35,042

Hospital Supplies/Hospital Management  3.2%
Boston Scientific * .............................         125,000          7,680
Columbia/HCA Healthcare .........................         180,000          7,076
HealthSouth * ...................................         290,000          7,232
Medtronic .......................................          95,000          7,695
Vencor * ........................................         180,000          7,605
                                                                          37,288

Pharmaceuticals  7.6%
American Home Products ..........................         130,000          9,945
Amgen ...........................................          64,000          3,718
Eli Lilly .......................................          55,000          6,012
Johnson & Johnson ...............................         210,000         13,519
Merck ...........................................         136,000         14,076
Pfizer ..........................................         127,000         15,176
Schering-Plough .................................         187,000          8,953
SmithKline Beecham ADR ..........................         115,000         10,537
Warner-Lambert ..................................          58,000          7,206
                                                                          89,142

Health Care Services  0.7%
PacifiCare Health Systems (Class B) * ...........          50,000          3,192
United HealthCare ...............................          92,000          4,784
                                                                           7,976

Miscellaneous Consumer Products  6.6%
Colgate-Palmolive ...............................         100,000          6,525
CUC International * .............................         310,825          8,023
Jones Apparel Group * ...........................          75,000          3,581
Mattel ..........................................         280,000          9,485
Newell ..........................................         150,000          5,944
NIKE ............................................          10,000            584
Philip Morris ...................................         335,000         14,866
Procter & Gamble ................................          53,000          7,486
Richfood Holdings ...............................         185,000          4,810
Service Corp. ...................................         200,000          6,575
Stanley Works ...................................         125,000          5,000
Unilever N.V. ADR ...............................          20,000          4,360
                                                                          77,239
Total Consumer Nondurables ......................                        260,910

CONSUMER SERVICES  11.1%
General Merchandisers  1.5%
Wal-Mart ........................................         185,000          6,255
Warnaco Group (Class A) .........................         340,000         10,838
                                                                          17,093

Specialty Merchandisers  4.5%
American Stores .................................         140,000          6,912
Circuit City Stores .............................          40,000          1,423
CVS .............................................         110,262          5,651
Federated Department Stores * ...................         185,000          6,429
General Nutrition * .............................         250,000          6,984
Home Depot ......................................         100,000          6,894
Kohl's * ........................................         100,000          5,294
McKesson ........................................          25,000          1,937
Safeway * .......................................         195,000          8,994
The Gap .........................................          50,000          1,944
                                                                          52,462

Entertainment and Leisure  2.4%
Carnival (Class A) ADR ..........................         190,000          7,838
Disney ..........................................         142,000         11,395
ITT * ...........................................          34,000          2,076
McDonald's ......................................         145,000          7,005
                                                                          28,314

Media and Communications  2.7%
R. R. Donnelly ..................................         125,000          4,578
Time Warner .....................................         160,000          7,720
Tribune .........................................         160,000          7,690
U S West Media * ................................         340,000          6,885
Vodafone ADR ....................................         100,000          4,844
                                                                          31,717
Total Consumer Services 129,586

CONSUMER CYCLICALS  2.5%
Automobiles and Related  0.2%
Lear * ..........................................          50,000          2,219
                                                                           2,219

Building and Real Estate  0.1%
Patriot American Hospitality, REIT ..............          50,000          1,275
                                                                           1,275

Miscellaneous Consumer Durables  2.2%
Corning .........................................         235,000         13,072
Eastman Kodak ...................................         100,000          7,675
Masco ...........................................         130,000          5,427
                                                                          26,174
Total Consumer Cyclicals ........................                         29,668

TECHNOLOGY  10.5%
Electronic Components  2.9%
Altera * ........................................          82,000          4,144
Intel ...........................................          73,000         10,336
Linear Technology ...............................          82,000          4,236
Maxim Integrated Products * .....................         105,000          5,965
Motorola ........................................          79,000          6,004
Xilinx * ........................................          61,000          2,991
                                                                          33,676

Electronic Systems  1.6%
ADT * ...........................................         220,000          7,260
Hewlett-Packard .................................          60,000          3,360
Honeywell .......................................          61,000          4,628
Nokia ADR .......................................          44,000          3,245
                                                                          18,493

Information Processing  1.7%
COMPAQ Computer * ...............................          68,000          6,749
Dell Computer * .................................          25,000          2,935
IBM .............................................         121,000         10,913
                                                                          20,597

Telecommunications Equipment  2.0%
3Com * ..........................................          82,000          3,687
Cisco Systems * .................................         140,000          9,402
Lucent Technologies .............................          55,000          3,964
MCI .............................................         130,000          4,977
Tellabs * .......................................          25,000          1,395
                                                                          23,425

Aerospace and Defense  2.3%
AlliedSignal ....................................         195,000         16,380
Boeing ..........................................          68,000          3,608
Lockheed Martin .................................          65,000          6,732
                                                                          26,720
Total Technology ................................                        122,911

CAPITAL EQUIPMENT  4.5%
Electrical Equipment  2.7%
Emerson Electric ................................          68,000          3,744
GE ..............................................         195,000         12,748
Hubbell (Class B) ...............................         170,000          7,480
Tyco International ..............................         120,000          8,348
                                                                          32,320

Machinery  1.8%
Danaher .........................................       215,000 $         10,925
Teleflex ........................................         320,000         10,000
                                                                          20,925
Total Capital Equipment .........................                         53,245

BUSINESS SERVICES AND
TRANSPORTATION  8.1%
Computer Service and Software  6.3%
Ascend Communications * .........................          75,000          2,946
Automatic Data Processing .......................         150,000          7,050
BMC Software * ..................................         205,000         11,365
Electronic Data Systems .........................         100,000          4,100
First Data ......................................         345,106         15,163
Microsoft * .....................................          58,000          7,335
National Data ...................................         110,000          4,764
Oracle * ........................................         135,000          6,796
Parametric Technology * .........................          92,000          3,913
SunGard Data Systems * ..........................         135,000          6,278
Synopsys * ......................................         100,000          3,691
                                                                          73,401

Distribution Services  0.3%
Ikon Office Solutions ...........................         160,000          3,990
                                                                           3,990

Environmental  0.4%
USA Waste Services * ............................         135,000          5,214
                                                                           5,214

Miscellaneous Business Services  0.6%
Omnicom .........................................          50,000          3,081
Wallace Computer Services .......................         110,200          3,313
                                                                           6,394

Railroads  0.5%
Burlington Northern Santa Fe ....................          64,000          5,752
                                                                           5,752
Total Business Services and Transportation ......                         94,751

ENERGY  4.3%
Energy Services  1.3%
BJ Services * ...................................          50,000       $  2,681
Cooper Cameron * ................................         130,000          6,078
Halliburton .....................................          86,000          6,815
                                                                          15,574

Integrated Petroleum-Domestic  1.3%
Atlantic Richfield ..............................          74,000          5,217
British Petroleum ADR ...........................         136,000         10,183
                                                                          15,400

Integrated Petroleum - International  1.7%
Mobil ...........................................         179,000         12,508
Texaco ..........................................          64,000          6,960
                                                                          19,468
Total Energy ....................................                         50,442

PROCESS INDUSTRIES  2.9%
Diversified Chemicals  1.1%
Dow Chemical ....................................          22,000          1,917
DuPont ..........................................         118,000          7,419
Monsanto ........................................          82,000          3,531
                                                                          12,867

Specialty Chemicals  0.9%
Great Lakes Chemical ............................         205,000         10,737
                                                                          10,737

Paper and Paper Products  0.9%
Kimberly-Clark ..................................         200,000          9,950
                                                                           9,950
Total Process Industries ........................                         33,554

BASIC MATERIALS  1.1%
Mining  0.6%
Newmont Mining ..................................         185,000          7,215
                                                                           7,215

Miscellaneous Materials  0.5%
Crown Cork & Seal ...............................       115,000 $          6,145
                                                                           6,145
Total Basic Materials ...........................                         13,360
Total Miscellaneous Common Stock 3.4% ...........                         39,755
Total Common Stocks (Cost $ 847,638).............                      1,066,563

Short-Term Investments  9.7%
Certificates of Deposit  4.3%
ABN AMRO, (London), 5.81%, 8/29/97 ....................    $5,000,000      5,001
Australia & New Zealand Banking, 5.76%, 12/18/97 ......    5,000,000       5,000
Banque Nationale de Paris, 5.74%, 7/28/97 .............    5,000,000       5,000
Caisse Nationale de Credit Agricole, (London),
5.63%, 8/11/97 ........................................    5,000,000       5,000
Deutsche Bank AG New York, 6.00%, 7/29/97 .............    5,000,000       5,001
Suntrust Bank, 5.79%, 12/4/97 .........................    5,000,000       5,000
Svenska Handlesbanken, 5.68 - 5.705%, 7/7 - 10/1/97 ...    10,000,000     10,001
Union Bank of California, 5.55%, 7/11/97 ..............    5,000,000       5,000
World Savings Bank, 5.57%, 7/8/97 .....................    5,000,000       5,000
                                                                          50,003

Commercial Paper  5.0%
Bank Of New York, 5.52%, 7/10/97 ........................     5,000,000    4,993
Banque Nationale de Paris, 5.55%, 7/14/97 ...............     5,000,000    4,990
Beta Finance, 4(2), 5.56%, 8/8/97 .......................     5,000,000    4,971
Finova Capital, 4(2), 5.60 - 5.62%, 7/24 - 9/9/97 .......    10,000,000    9,927
Halifax Building Society, 5.54%, 7/14/97 ................     5,000,000    4,990
Island Finance of Puerto Rico, 5.60%, 9/9/97 ............     5,000,000    4,945
Preferred Receivables Funding, 5.54%, 7/17/97 ...........     5,000,000    4,988
RTZ America, 4(2), 5.57%, 7/14/97 .......................     5,000,000    4,990
Westdeutsche Landesbank, 5.53%, 7/10/97 .................     5,000,000    4,993
Investments in Commercial Paper through a Joint Account
         6.05 - 6.20%, 7/1/97 ...........................     9,157,723    9,158
                                                                          58,945

Medium-Term Notes  0.4%
Morgan Stanley Group, VR, 6.05%, 9/17/98 ........       5,000,000          5,012
                                                                           5,012
Total Short-Term Investments (Cost $ 113,960) ...                        113,960
Total Investments in Securities
100.8% of Net Assets (Cost $961,598) ............                     $1,180,523
Other Assets Less Liabilities ...................                        (9,218)
NET ASSETS ......................................                     $1,171,305
Net Assets Consist of:
Accumulated net investment income -
net of distributions ............................                      $   3,822
Accumulated net realized gain/loss -
net of distributions ............................                          (450)
Net unrealized gain (loss) ......................                        218,925
Paid-in-capital applicable to 53,222,029
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000 shares
authorized ......................................                        949,008
NET ASSETS ......................................                     $1,171,305
NET ASSET VALUE PER SHARE .......................                       $  22.01

*    Non-income producing
REIT Real Estate Investment Trust
VR   Variable rate
4(2) Commercial  paper  sold  within  terms of a private  placement  memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                                    In thousands

                                                                        6 Months
                                                                           Ended
                                                                         6/30/97
Investment Income
Income
    Dividend ....................................................       $  5,481
    Interest ....................................................          2,816
    Total income ................................................          8,297
Expenses
    Investment management .......................................          2,779
    Shareholder servicing .......................................          1,341
    Registration ................................................            164
    Prospectus and shareholder reports ..........................             98
    Custody and accounting ......................................             68
    Legal and audit .............................................              7
    Directors ...................................................              5
    Miscellaneous ...............................................             13
    Total expenses ..............................................          4,475
Net investment income ...........................................          3,822
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities ..........................        (2,260)
Change in net unrealized gain or loss on securities .............        133,745
Net realized and unrealized gain (loss) .........................        131,485
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..........................................       $135,307
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    In thousands

                                                                6 Months    Year
                                                                   Ended   Ended
                                                                6/30/97 12/31/96
Increase (Decrease) in Net Assets
Operations
    Net investment income ...........................   $     3,822   $   2,414
    Net realized gain (loss) ........................        (2,260)      4,994
    Change in net unrealized gain or loss ...........       133,745      62,004
    Increase (decrease) in net assets from operations       135,307      69,412
Distributions to shareholders
    Net investment income ...........................             -      (3,801)
    Net realized gain ...............................             -      (2,192)
    Decrease in net assets from distributions .......             -      (5,993)
Capital share transactions *
    Shares sold .....................................       653,690     423,555
    Distributions reinvested ........................             -       5,800
    Shares redeemed .................................      (157,366)   (101,053)
    Increase (decrease) in net assets from capital
    share transactions ..............................       496,324     328,302
Net equalization ....................................             -       1,499
Net Assets
Increase (decrease) during period ...................       631,631     393,220
Beginning of period .................................       539,674     146,454
End of period .......................................   $ 1,171,305   $ 539,674
*Share information
    Shares sold .....................................        32,762      24,262
    Distributions reinvested ........................             -         302
    Shares redeemed .................................        (7,850)     (5,958)
    Increase (decrease) in shares outstanding .......        24,912      18,606
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited                                                          June 30, 1997
================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1993.

     VALUATION Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

     Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     COMMERCIAL PAPER JOINT ACCOUNT The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $549,029,000 and $98,303,000, respectively, for the six months ended June 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $961,598,000, and net unrealized gain aggregated $218,925,000, of which $224,530,000 related to appreciated investments and $5,605,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $580,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,148,000 for the six months ended June 30, 1997, of which $202,000 was payable at period-end.

================================================================================
T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information
--------------------------------------------------------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

     IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

     TELE*ACCESS [REGISTRATION MARK] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

     T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

Account Services

     CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

     AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

     AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     DIVIDEND AND CAPITAL GAINS PAYMENT Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

     INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

Investment Information

     COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by typeNstock, bond, and money market. Detail pages itemize account transactions by fund.

     SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     PERFORMANCE UPDATE This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

     INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

     DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

================================================================================
T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified   Small-Cap  Growth
Dividend  Growth
Equity  Income
Equity  Index
Financial  Services
Growth  &  Income
Growth  Stock
Health  Sciences
Media & Telecommunications
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap  Stock**
Small-Cap  Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International  Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------

Balanced
Personal Strategy   Income
Personal   Strategy   Balanced
Personal   Strategy  Growth
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly the OTC Fund.
Please call for a prospectus. Read it carefully before you invest or send money.


                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                 a week, call Tele*Access [Registration Mark]:
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                          410-625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                               www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
            T. Rowe Price Blue Chip Growth Fund [Registration Mark].

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.            F93-051 6/30/97